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                                                                    EXHIBIT 24.1

CONFORMED

                               POWERS OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Thomas L. Kennedy and E. Lee Beard, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities to sign any or all amendments to the Application for Conversion by First Federal Savings and Loan Association of Hazleton and the Form S-1 Registration Statement by Northeast Pennsylvania Financial Corp., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Office of Thrift Supervision of the Department of the Treasury (the "OTS") or the U.S. Securities and Exchange Commission, respectively, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of Part 563b of the OTS Rules and Regulations and the Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder, the foregoing Power of Attorney prepared in conjunction with the Application for Conversion and the Registration Statement has been duly signed by the following persons in the capacities and on the dates indicated.

         NAME                                                   DATE
         ----                                                   ----
/s/ E. Lee Beard                                                December 24, 1997
------------------------------------------------------
E. Lee Beard
President, Chief Executive Officer
and Director
(principal executive officer)
Northeast Pennsylvania Financial Corp.

President, Chief Executive Officer and Director
(principal executive officer)
First Federal Savings and Loan Association of Hazleton


/s/ Patrick J. Owens, Jr.                                       December 24, 1997
------------------------------------------------------
Patrick J. Owens, Jr.
Chief Financial Officer, Treasurer and
Secretary
(principal accounting and financial officer)
Northeast Pennsylvania Financial Corp.

Senior Vice President, Chief Financial Officer
(principal accounting and financial officer)
First Federal Savings and Loan Association of Hazleton

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
/s/ Thomas L. Kennedy                                           December 24, 1997
------------------------------------------------------
Thomas L. Kennedy
Chairman of the Board
Northeast Pennsylvania Financial Corp.

Chairman of the Board and General Counsel
First Federal Savings and Loan Association of Hazleton


/s/ Paul L. Conard                                              December 24, 1997
------------------------------------------------------
Paul L. Conard
Director
Northeast Pennsylvania Financial Corp.

Director
First Federal Savings and Loan Association of Hazleton


/s/ William R. Davidson                                         December 24, 1997
------------------------------------------------------
William R. Davidson
Director
Northeast Pennsylvania Financial Corp.

Director
First Federal Savings and Loan Association of Hazleton


/s/ Barbara M. Ecker                                            December 24, 1997
------------------------------------------------------
Barbara M. Ecker
Director
Northeast Pennsylvania Financial Corp.

Director
First Federal Savings and Loan Association of Hazleton


/s/ R. Peter Haentjens, Jr.                                     December 24, 1997
------------------------------------------------------
R. Peter Haentjens, Jr.
Director
Northeast Pennsylvania Financial Corp.

Director
First Federal Savings and Loan Association of Hazleton

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
/s/ John P. Lavelle                                             December 24, 1997
------------------------------------------------------
John P. Lavelle
Director
Northeast Pennsylvania Financial Corp.

Director
First Federal Savings and Loan Association of Hazleton


/s/ Michael J. Leib                                             December 24, 1997
------------------------------------------------------
Michael J. Leib
Director
Northeast Pennsylvania Financial Corp.

Director
First Federal Savings and Loan Association of Hazleton


/s/ William J. Spear                                            December 24, 1997
------------------------------------------------------
William J. Spear
Director
Northeast Pennsylvania Financial Corp.

Director
First Federal Savings and Loan Association of Hazleton